                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                           -----------------------------

                                     FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 and 15(d) of the
                             Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) January 21, 1997
                                                         -----------------

                                 SIGNATURE INNS, INC.

                (Exact name of Registrant as specified in charter)

         Indiana                      0-9659               35-1426996
-------------------------          ------------       -------------------
(State or other jurisdic-          (Commission           (IRS Employer
 tion of incorporation)            File Number)       Identification No.)


        250 East 96th Street, Suite 450, Indianapolis, Indiana 46240
        ------------------------------------------------------------
        (Address of principal executive offices)             (Zip Code)

     Registrant's telephone number, including area code    (317) 581-1111
                                                           --------------

                                      N/A
          --------------------------------------------------------------
          (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On January 24, 1997, Signature Inns, Inc. (the "Registrant"), directly or through one of its wholly owned subsidiaries, acquired a total of 23 Signature Inn hotel properties previously owned by affiliated partnerships. Seventeen of the hotel properties were acquired by the purchase of undivided fractional interests, ranging from 50% to 95%, in the hotel properties followed by distributions-in-kind to the Registrant of the remaining fractional interests in those hotel properties contemporaneously with the dissolution of the partnerships. The other six hotel properties were acquired by purchasing all of the partnership interests not already owned, directly or through one of its wholly-owned subsidiaries, by the Registrant in the partnerships which owned those hotel properties. The Registrant intends to continue operating all of the acquired hotel properties as Signature Inn hotels.

     The purchase prices for the hotel properties and the partnership interests were supported by fair market value appraisals by an independent, qualified appraiser or were established by negotiations between the parties. The aggregate purchase price paid by the Registrant for the 23 hotel properties was $83.8 million. Of that amount, $28.0 million was paid in cash from the net proceeds of a public offering of the Registrant's Cumulative Convertible Preferred Stock, Series A. In addition, $3.6 million of the net proceeds of the public offering were used to payoff outstanding second mortgage indebtedness on three of the hotel properties. The $52.2 million balance of the aggregate purchase price was paid through the assumption or replacement by the Registrant of outstanding first mortgage debt on the hotel properties.

     Set forth below is certain additional information regarding each hotel property the purchase price of which exceeded 20% of the Registrant's total assets as of December 31, 1995:



Location                Seller               Asset Purchased    Purchase Price
--------                ------               ---------------    --------------
Indianapolis, Indiana   Signature II Ltd.    85% Undivided      $4,590,000
                        Limited Partnership  Interest in
                                             Hotel Property

Lafayette, Indiana      Signature III Ltd.   85% Undivided      $5,015,000
                        Limited Partnership  Interest in
                                             Hotel Property

South Bend, Indiana     Signature XII Ltd.   86.7% Undivided    $5,590,900
                        Limited Partnership  Interest in
                                             Hotel Property

Louisville, Kentucky    Signature XIV Ltd.   90% Undivided      $5,490,000
                        Limited Partnership  Interest in
                                             Hotel Property

Indianapolis, Indiana   Signature XVII Ltd.  90% Undivided      $4,254,387
                        Limited Partnership  Interest in
                                             Hotel Property


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ITEM 5.  OTHER EVENTS.

     The Company issued the following as a press release January 21, 1997:

JANUARY 21, 1997

Signature Inns, Inc. Announces Sale of Two Million Shares of Preferred Stock and Effectiveness of 1-for-3.7 Per Share Reverse Split of its Common Stock

     Signature Inns, Inc. (SGNS and SGNSP-NASDAQ) announced that it has completed a $40 million offering of Preferred Stock. The offering represents the sale of two million shares of Cumulative Convertible Preferred Stock at a price of $20 per share. The Company intends to use the net proceeds from the offering of approximately $36.1 million to acquire full ownership of all of the operating Signature Inn hotels which are not owned by various partnerships in which the Company is the general partner. The settlement date is expected to be January 24, 1997. The Company also granted the underwriters a 30-day option to purchase up to an additional 300,000 shares of Cumulative Convertible Preferred Stock for the purpose of covering over-allotments, if any. McDonald & Company, J.C. Bradford & Co. and The Ohio Company are the underwriters of the offering. Prospectuses relating to the offering may be obtained from: McDonald & Co. Securities, Inc., McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio, 44114.

     Upon the effectiveness of the Company's Preferred Stock offering, the Company's previously declared 1-for-3.7 per share reverse split of its Common Stock also became effective. The Company's Series A Preferred Stock and Common Stock have been approved for listing on the NASDAQ National Market System under the symbols "SGNSP" and SGNS" respectively, and trading in both classes will commence on January 21, 1997.

     Signature Inns, Inc. operates 23 hotels located in six Midwestern states under its proprietary trade name Signature Inns.


     The Company issued the following as a press release January 31, 1997:

JANUARY 31, 1997

             Signature Inns, Inc. Announces Issuance of 200,000
                    Additional Shares of Preferred Stock

     Signature Inns, Inc. (SGNS and SGNSP-NASDAQ) announced that underwriters have exercised their option to purchase an additional 200,000 shares of Cumulative Convertible Preferred Stock for the purpose of covering over-allotments. On January 21, 1997, the Company completed a 2,000,000 share offering of the Cumulative Convertible Preferred Stock. McDonald & Company, J.C. Bradford & Co. and The Ohio Company are the underwriters of the offering. Prospectuses relating to the offering may be obtained from: McDonald & Co. Securities, Inc., McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114.





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(ITEM 5.  OTHER EVENTS.  Continued)

     Signature Inns, Inc. operates 23 hotels in six Midwestern states under its proprietary trade name Signature Inn.


     The Company issued the following as a press release February 6, 1997:

FEBRUARY 6, 1997

             Signature Inns, Inc. Announces Issuance of 56,000
                    Additional Shares of Preferred Stock

     Signature Inns, Inc. (SGNS and SGNSP-NASDAQ) announced that underwriters have exercised their option to purchase an additional 56,000 shares of Cumulative Convertible Preferred Stock for the purpose of covering over-allotments. On January 21, 1997, the Company completed a 2,000,000 share offering of the Cumulative Convertible Preferred Stock. The entire offering with the over-allotments totals 2,256,000 shares or $45,120,000. McDonald & Company, J.C. Bradford & Co. and The Ohio Company are the underwriters of the offering. Prospectuses relating to the offering may be obtained from:
McDonald & Co. Securities, Inc., McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114.

     Signature Inns, Inc. operates 23 hotels in six Midwestern states under its proprietary trade name Signature Inn.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The information required to be disclosed in paragraphs (a) and (b) of this Item is hereby incorporated by reference to pages F16-F23 and F2-F4, respectively, of the Registrant's Registration Statement on Form SB-2 (File No. 333-12735) filed with the Securities and Exchange Commission on September 26, 1996, as amended on January 21, 1997.


                                 Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Signature Inns, Inc. (Registrant)


                                   By: /s/
                                      ----------------------------------------
                                      John D. Bontreger, President and
                                      Chief Executive Officer


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                             Index of Exhibits


     Exhibit

     (20) Pages F2-F4 and F16-F23 of the Registrant's Registration Statement on Form SB-2 (File No. 333-12735) filed with the Securities and Exchange Commission on September 26, 1996, as amended, are hereby incorporated by reference.




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